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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 26, 2001

                              LARSCOM INCORPORATED
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                          ----------------------------
                 (State or other jurisdiction of incorporation)



             001-12491                         94-2362692
       ---------------------      ------------------------------------
       (Commission File No.)      (IRS Employer Identification Number)


                              1845 McCandless Drive
                           Milpitas, California 95035
                          ----------------------------
                    (Address of principal executive offices)


                                 (408) 941-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

Larscom Incorporated issued a press release on November 26, 2001 announcing the appointment of Daniel L. Scharre as president and chief executive officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1      Press Release dated November 26, 2001


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 26, 2001    LARSCOM INCORPORATED

                             By:   /s/ Donald W. Morgan
                                   ---------------------------------------------
                                   Donald W. Morgan
                                   Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                 DESCRIPTION

 99.1       Press release dated November 26, 2001